2018 Shareholder Meeting

Hines Global REIT, Inc.

Sherri W. Schugart

President and CEO





Hines Global REIT 2018 Shareholder Meeting

Agenda

- Hines Global REIT Company and Portfolio Overview
- Plan of Liquidation and Dissolution Overview
- Looking Forward

Hines



Hines Global REIT 2018 Shareholder Meeting

Company Overview

- We raised $2.6 billion in aggregate proceeds from two public offerings, excluding the proceeds from our distribution reinvestment plan ("DRP"), from 2009 through 2014.

- We invested the offering proceeds in 45 assets in all four asset classes (office, retail, industrial, multifamily) plus investments in real estate debt with a gross acquisition cost of $5.0 billion in 30 cities in 7 countries.

- Investment Strategy & Objectives
  - Invest in diversified portfolio of high-quality commercial real estate
    - U.S. & international for geographic diversification
    - Multiple asset classes for sector diversification
    - Currencies provide an additional level of diversification
  - Moderate leverage
  - Provide regular cash distributions
  - Enhance stockholder value and provide liquidity to our stockholders upon ultimate sale of our investments according to our Plan of Liquidation

Hines



Hines Global REIT 2018 Shareholder Meeting

Recent Strategic Asset Sales



Brindleyplace[1]
Birmingham, England
- Acquired July 2010 for $282.5 million
- Sold February 2017 for $325.1 million



Aviva at Coral Gables[2]
Miami, Florida
- Construction completed April 2015 for $62.0 million
- Sold June 2017 for $100.0 million



Southpark Commerce II
Austin, Texas
- Acquired October 2010 for $31.2 million
- Sold June 2017 for $41.1 million



Mercedes Benz Bank
Stuttgart, Germany
- Acquired February 2013 for $70.2 million
- Sold July 2017 for $133.2 million



Hock Plaza
Durham, North Carolina
- Acquired September 2010 for $97.9 million
- Sold December 2017 for $141.9 million



Fifty South Sixth
Minneapolis, Minnesota
- Acquired November 2010 for $185.0 million
- Sold December 2017 for $258.5 million



One Westferry Circus
London, England
- Acquired February 2013 for $124.6 million
- Sold April 2018 for $153.5 million

Hines

1. Owned through a joint venture ("JV") between Hines Global REIT and an unaffiliated third party; Hines Global REIT had a 60% interest in the JV.
2. Owned through a JV between Hines Global REIT and Hines Interests Limited Partnership; Hines Global REIT had an 83% interest in the JV.



Hines Global REIT 2018 Shareholder Meeting

Portfolio Overview[1]

- Our current portfolio consists of:
  - Interests in 33 real estate properties
  - Office, Retail, Industrial, and Multifamily
  - Estimated aggregate value of approximately $4.3 billion[2,3]
  - 13.9 million square feet of leasable space
  - 92% leased

- Moderate leverage of 42% with weighted average interest rate of 3.0%

- Current distribution rate maintained through June 2018[4]
  - 6.25% annualized distribution rate on $10.40 share price
  - 6.32% annualized distribution rate on $10.28 share price
  - 6.50% annualized distribution rate on $10.00 share price

- Special distribution of $1.05 per share declared December 2017 funded by net proceeds received from strategic sale of six assets during 2017.

1. As of March 31, 2018
2. Assumes 100% ownership in each of Hines Global REIT's real estate property investments. Hines Global REIT owns a 93% interest in WaterWall Place.
3. The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2017, and less One Westferry Circus which was sold in April 2018. The estimated aggregate value of the portfolio does not necessarily reflect the current aggregate value of Hines Global REIT's investments.
4. The distribution rate was $0.0017808 per share, per day from January 2014 through December 2017. The distribution rate has been $.0541667 per share, per month since January 2018. Annualized distribution rates assume that the distribution rate is maintained for a 12-month period.



Hines Global REIT 2018 Shareholder Meeting

Diversification

GEOGRAPHIC REGIONS[1]
BASED ON ESTIMATED VALUES

61% Domestic/ 39% International



Seattle
San Francisco
Los Angeles
Minneapolis
Boston area
Washington, DC
Nashville
Houston
San Antonio
Jacksonville
East
Midwest
South
West
International
Nuremburg, Karlsdorf, Duisburg
Moscow
Wroclaw
Erfurt
Warsaw
London
Katowice
Forchheim
Paris
Brisbane
Melbourne
Sydney

PRODUCT TYPE[1]
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES



Office - 64%
Retail - 22%
Industrial - 12%
Multifamily - 2%

Hines

1. As of March 31, 2018. The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2017, less amounts related to One Westferry Circus, which was sold in April 2018.



Hines Global REIT 2018 Shareholder Meeting

Diversification

COUNTRY MIX[1]
% OF TOTAL PORTFOLIO—BASED ON ESTIMATED VALUES



U.S. - 61%
Germany - 7%
U.K. - 9%
France - 3%
Australia - 10%
Russia - 2%
Poland - 7%

EQUITY INVESTED BY CURRENCY[1,2]
% OF TOTAL PORTFOLIO—BASED ON EQUITY INVESTED



USD - 70%
EUR - 13%
GBP - 8%
AUD 9%

1. As of March 31, 2018. The estimated values of Hines Global REIT's real estate property investments were based on their appraised values as of December 31, 2017, less amounts related to One Westferry Circus, which was sold in April 2018.
2. Calculated using Hines Global REIT's pro-rata share of the total portfolio based on net equity invested. Net equity invested is defined as the estimated value of Hines Global REIT's real estate property investments (as described above) less debt incurred.

Hines



Hines Global REIT 2018 Shareholder Meeting

Plan of Liquidation and Dissolution Overview

- On April 23, 2018, the Company's Board of Directors voted unanimously to approve the Plan of Liquidation and Dissolution (the "Plan"), which has just been approved by the Company's shareholders.
- Upon successful completion of the Plan, the Board of Directors estimates that initial investors will have received aggregate distributions of $15.62-16.62 per share[1] over the duration of their investment. Shares were sold at prices ranging from $10.00 - $10.40. Aggregate distributions are estimated to include:
  - $5.62 of regular operating distributions received from November 2009 through June 2018
  - $1.05 per share special distribution declared in December 2017 and paid in January 2018
  - An aggregate of $0.12 per share return of invested capital distributions for the six months ended June 30, 2018
  - $8.83 - $9.83 per share of estimated liquidating distributions[2]

1. This return is based on a shareholder who invested on November 1, 2009 and elected to receive cash distributions. The Company expects that shareholders who invested in the Company after November 2009 will have received lower aggregate distributions upon the successful implementation of the Plan, as they will have held their investment for a shorter duration and will have received fewer regular operating distributions than shareholders who invested in November 2009. Although Hines Global REIT has provided an estimated range of distributions, there can be no assurances as to the amount or timing of any liquidating distributions to Hines Global REIT's shareholders.
2. The range of liquidating distributions to be made pursuant to the Plan of $8.83 - $9.83 per share was estimated by Hines Global REIT's Board of Directors on April 23, 2018.



Hines Global REIT 2018 Shareholder Meeting

Looking Forward

- Complete sale of the Logistics Portfolio, consisting of 11 properties located in Poland, Germany, and Russia.
- Complete strategic initiatives on certain assets, including leasing and major capital projects, in order to maximize our returns on these assets.
- Complete the sale of remaining assets.
- Pay liquidating distributions which are expected to be in an aggregate amount of approximately $8.83 - $9.83 per share to shareholders.[1]



The Summit
Bellevue, Washington

Hines

1. The range of liquidating distributions to be made pursuant to the Plan of $8.83 - $9.83 per share was estimated by Hines Global REIT's Board of Directors on April 23, 2018. There can be no assurances as to the amount or timing of any liquidating distibutions.



Hines Global REIT 2018 Shareholder Meeting

- ## Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements include, among others, statements about the expected benefits of the Plan, the estimated range and the timing of the payment of liquidating distributions, the expected timing and completion of the Plan, the return to be achieved by shareholders and the future business, performance and opportunities of Hines Global REIT. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, unanticipated difficulties or expenditures relating to the Plan, the response of tenants, business partners and competitors to the announcement of the Plan; legal proceedings that may be instituted against the Company and others related to the Plan; general risks affecting the real estate industry (including without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in Hines Global REIT’s existing markets; reductions in asset valuations and related impairment charges; risks associated with downturns in domestic and local economies, changes in interest rates and volatility in the securities markets; potential liability for uninsured losses and environmental contamination; risks associated with Hines Global REIT’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; and risks associated with Hines Global REIT’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not assured. For a further list and description of such risks and uncertainties, see the reports filed by Hines Global REIT with the SEC, including Hines Global REIT’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this presentation. Hines Global REIT disclaims any intention or obligation to update or revise any forward-looking statements, whether because of new information or developments, future events or otherwise.

Hines